Insight that enriches. Precision that empowers. Lunresertib MYTHIC Clinical Trial Update October 13, 2023 Exhibit 99.1

Agenda Welcome & Introduction Lloyd M. Segal, President & CEO Lunresertib Preliminary MYTHIC Monotherapy & Combination Therapy Clinical Trial Results Timothy Yap, MBBS, PhD, FRCP, Principal Investigator, MYTHIC Trial Conclusions & Lunresertib Development Plan Maria Koehler, MD, PhD, Chief Medical Officer Upcoming Catalysts Lloyd M. Segal, President & CEO Q&A Repare Therapeutics Leadership & Dr. Yap

Disclaimer Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "anticipates," "believes," "expects," "intends," “plans,” “potential,” "projects,” “would” and "future" or similar expressions are intended to identify forward-looking statements. Each of these forward-looking statements involves substantial risks and uncertainties that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding the initiation, timing, progress and results of our current and future preclinical studies and clinical trials, including specifically our clinical trials of lunresertib (RP-6306) and camonsertib; the expected timing of program updates and data disclosures; the timing of filing INDs and other regulatory documents; the timing and likelihood of seeking regulatory approval for our product candidates; the competitive landscape for our product candidates; our ability to identify and develop additional product candidates using our SNIPRx platform; and our estimates regarding expenses, future revenue, capital requirements, cash runway and needs for additional financing. These forward-looking statements reflect our current beliefs and expectations. Many factors may cause differences between current expectations and actual results, including the duration and impact of the COVID-19 pandemic on our business and market volatility, unexpected safety or efficacy data observed during preclinical or clinical studies, clinical site activation rates or clinical trial enrollment rates that are lower than expected, changes in expected or existing competition, changes in the regulatory environment, and unexpected litigation or other disputes. These and other risks are described more fully in our filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of our Quarterly Report on Form 10-Q filed with the SEC on August 9, 2023, and other documents we subsequently filed with or furnished to the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except as required by law, we assume no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Solely for convenience, the trademarks and trade names in this presentation may be referred to without the ® and ™ symbols, but such references should not be construed as any indicator that their respective owners will not assert their rights thereto.

Differentiated and expanding clinical-stage pipeline Lunresertib: First-in-class oral PKMYT1 inhibitor (Phase 1/2) Camonsertib: ATR inhibitor (Partnered with Roche) Additional near-term clinical programs Potential across multiple tumor types Proprietary CRISPR-enabled SNIPRx platform Focused on genomic instability and DNA damage repair within cancer cells Multiple clinical catalysts expected in 2023 and 2024 Cash runway into 2026 Developing Next-Generation Precision Oncology Therapeutics

Lunresertib:

First-in-class, oral, small molecule, PKMYT1 inhibitor

Combination therapy achieved strong anti-tumor activity across multiple tumor types and tested genotypes; 33% overall response at preliminary RP2D (N=18)

50% RECIST response observed in camonsertib combination in largest cohort (gynecological tumors) at preliminary RP2D (N=10)

Proof of concept established for monotherapy and camonsertib combination in MYTHIC Phase 1 trial

Large, genomically defined potential patient population ~90K addressable population **including CCNE1, FBXW7 and PPP2R1A**

Validated preclinical synergy hypothesis and patient selection approach from proprietary SNIPRx platform

Encouraging safety and tolerability profile observed for oral monotherapy and combination therapy

RP2D, recommended phase 2 dose

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Addressing unmet need in critical patient populations

~90K patients across tumor types; ~65K among top tumors

CCNE1 amplification or inactivating mutations in **FBXW7** and **PPP2R1A**

Genetic alterations **largely mutually exclusive**

Top Tumors (New Advanced Cases, US+UK/EU4)

Tumor Type	Prevalence of Genes of Interest	Eligible Patients
Uterine	28.9%	7,000
Ovarian	20.0%	6,300
Stomach	17.7%	9,000
Colorectal	14.7%	24,500
Bladder	12.2%	6,200
Cervical	11.8%	1,300
Esophageal	11.5%	4,500
Sarcoma[1]	7.8%	1,200
Lung Squamous[2]	7.6%	5,300


3.8%
12.9%
7.6%
4.7%
28.9%
19.0%
20.0%
10.2%
6.4%
17.7%
13.1%
14.7%
5.8%
6.3%
12.2%
9.1%
11.8%
7.1%
3.3%
11.5%
7.1%
7.8%
4.7%
7.6%
CCNE1
FBXW7
PPP2R1A
Multiple

* Based on estimated number of pts treated in 1st line, advanced setting for diagnosed and new recurrent patients (CancerMPact®, Treatment Architecture, United States, 2021; accessed 5/19/23) and lesion prevalence (TCGA). [1] Soft Tissue Sarcoma only; [2] Squamous subtype of Non-Small Cell Lung Cancer only

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Lunresertib Preliminary Monotherapy & Combination Therapy Clinical Trial Results Timothy Yap, MBBS, PhD, FRCP, Principal Investigator, MYTHIC Trial

Study principal investigator: Timothy Yap, MBBS, PhD, FRCP Medical Oncologist and Physician-Scientist at the University of Texas, MD Anderson Cancer Center Professor, Department for Investigational Cancer Therapeutics (Phase 1 Program)  Vice President, Head of Clinical Development in the Therapeutics Division Primary research focuses on the first-in-human and combinatorial development of molecularly targeted agents and immunotherapies, and their acceleration through clinical studies using novel predictive and pharmacodynamic biomarkers Main interests include the targeting of the DNA damage response with novel therapeutics, such as ATR and PARP inhibitors, as well as the development of novel immuno-therapeutics BSc degree in Immunology and Infectious Diseases and MD from Imperial College London, UK

Speaker disclosures: Timothy Yap, MBBS, PhD, FRCP I have the following relevant financial relationships to disclose: Employee of: University of Texas MD Anderson Cancer Center, where I am Vice President, Head of Clinical Development in the Therapeutics Discovery Division, which has a commercial interest in DDR and other inhibitors (IACS30380/ART0380 was licensed to Artios) Consultant for: AbbVie, Acrivon, Adagene, Almac, Aduro, Amphista, Artios, Astex, AstraZeneca, Athena, Atrin, Avenzo, Avoro, Axiom, Baptist Health Systems, Bayer, Beigene, BioCity Pharma, Blueprint, Boxer, Bristol Myers Squibb, C4 Therapeutics, Calithera, Cancer Research UK, Carrick Therapeutics, Circle Pharma, Clovis, Cybrexa, Daiichi Sankyo, Dark Blue Therapeutics, Diffusion, Duke Street Bio, 858 Therapeutics, EcoR1 Capital, Ellipses Pharma, EMD Serono, Entos, F-Star, Genesis Therapeutics, Genmab, Glenmark, GLG, Globe Life Sciences, GSK, Guidepoint, Ideaya Biosciences, Idience, Ignyta, I-Mab, ImmuneSensor, Impact Therapeutics, Institut Gustave Roussy, Intellisphere, Jansen, Kyn, MEI pharma, Mereo, Merck, Merit, Monte Rosa Therapeutics, Natera, Nested Therapeutics, Nexys, Nimbus, Novocure, Odyssey, OHSU, OncoSec, Ono Pharma, Onxeo, PanAngium Therapeutics, Pegascy, PER, Pfizer, Piper-Sandler, Pliant Therapeutics, Prolynx, Radiopharma Theranostics, Repare, resTORbio, Roche, Ryvu Therapeutics, SAKK, Sanofi, Schrodinger, Servier, Synnovation, Synthis Therapeutics, Tango, TCG Crossover, TD2, Terremoto Biosciences, Tessellate Bio, Theragnostics, Terns Pharmaceuticals, Tolremo, Tome, Thryv Therapeutics, Trevarx Biomedical, Varian, Veeva, Versant, Vibliome, Voronoi Inc, Xinthera, Zai Labs and ZielBio Grant/Research support from: Acrivon, Artios, AstraZeneca, Bayer, Beigene, BioNTech, Blueprint, BMS, Boundless Bio, Clovis, Constellation, Cyteir, Eli Lilly, EMD Serono, Forbius, F-Star, GlaxoSmithKline, Genentech, Haihe, Ideaya ImmuneSensor, Insilico Medicine, Ionis, Ipsen, Jounce, Karyopharm, KSQ, Kyowa, Merck, Mirati, Novartis, Pfizer, Ribon Therapeutics, Regeneron, Repare, Rubius, Sanofi, Scholar Rock, Seattle Genetics, Tango, Tesaro, Vivace and Zenith Stockholder in: Seagen

PKMYT1 was identified as a strong synthetic lethal partner to *CCNE1* amplification[1]

Cyclin E overexpression (O/E) drives premature S-phase entry, overloads the DNA replication machinery, resulting in genome instability

Genome-wide CRISPR-Cas9 screen



Median score of core essential genes
SNIPRx® SL Hits
PKMYT1
Potentially Druggable hits
Hit Cut-off (p-value 0.05)
Synthetic lethal score (CCNE1-O/E cells)
2.4
2.2
2
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
-0.2
-80
-40
0
40
80
120
160
200
Essentiality score (RPE1 WT cells)

Chemogenomic screen identified novel sensitizers to PKMYT1i



Hit Cut-off (FDR 0.05)
STEP² Hits
PPP2R1A
FBXW7
Hit Cut-off (p-value 0.05)
PKMYT1i sensitivity score
4
3.5
3
2.5
2
1.5
1
0.5
0
-0.5
-20
-15
-10
-5
0
5
10
15
20
25
30
35
40
PKMYT1i sensitivity score

FBXW7	Inactivating mutations in *FBXW7*, E3 ubiquitin ligase, increase cyclin E levels and replication stress.
PPP2R1A	Hotspot inactivating mutations in PP2A phosphatase increase replication stress.

[1]Gallo et al. CCNE1 amplification is synthetic lethal with PKMYT1 kinase inhibition. Nature. 2022; 604 (7907): 749-756.
SNIPRx SL hits are LoF mutations that are essential for fitness in CCNE1-O/E cells but not their wild type counterparts. STEP² (SNIPRx Targeted Expansion of Patient Populations) hits are LOF mutations that are essential for fitness in lunresertib treated cells but not the vehicle treated controls. PKMYT1, protein kinase, membrane associated tyrosine/threonine 1; SNIPRx, SyNthetic Lethal Interactions for Precision Therapeutics platform; PP2A, protein phosphatase 2A.

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Lunresertib: Potent and selective first-in-class PKMYT1 inhibitor

	Parameter	Lunresertib
Potency	Enzyme potency (IC_{50}, nM)	3
	HCC1569 CDK1 T14 phosphorylation (IC_{50}, nM)	20
	HCC1569 cell viability (EC_{50}, nM)	19
	PKMYT1 selectivity over WEE1 (cell-based)	>100-fold
ADME Properties	CYP inh (3A4, 2D6, 2C9, 1A2, 2C19)	all >30 µM
	Hepatocytes: rat, dog, human Cl_{int} (µL/min/10^6cells)	28, <6, <6
	Human plasma protein binding	79%
	Rat PK (%F, $t_{1/2}$)	44%, 2.6h
	Dog PK (%F, $t_{1/2}$)	74%, 5.5h

Lunresertib profile:

- Highly potent and selective inhibitor
- PanLabs Lead Profiling screen on 68 assays showed no significant activity at 10 µM
- No activity (>100 µM) in patch clamp assays for hERG, hNaV1.5, and hCaV1.2 ion channels
- Favorable pre-clinical PK profile
- Low potential for clinical drug-drug interactions

ADME, absorption, distribution, metabolism, excretion; CDK, cyclin-dependent kinase; $_cCl_{int}$, intrinsic clearance CYP inh, cytochrome P inhibition; EC_{50}, half maximal effective concentration; F, bioavailability; h, hour; IC_{50}, half-maximal inhibitory concentration; min, minute; PK, pharmacokinetics; PKMYT1, protein kinase, membrane associated tyrosine/threonine 1; Thr, threonine.

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Lunresertib monotherapy inhibits xenograft growth across doses and schedules HCC1569 CCNE1 amplified Breast Cancer CDX model 5-on/2-off, 5 days on / 2 days off; BID, twice daily; Lunre, lunresertib.

PKMYT1 and ATR inhibitors synergize to enhance anti-tumor activity[1]

Lunresertib-sensitizing alterations engage ATR through replication stress



CCNE1 Amp
Mutant FBXW7
PKMYT1
Cyclin E
CDK2
Replication stress
Cyclin B
CDK1
P
Inactive
Mutant PPP2R1A
ATR
CHK1
CDC25

ATR activation (through CHK1-mediated inhibition of CDC25) results in inactive CDK1

Combination of ATR and PKMYT1 inhibition enhances CDK1 activation and premature mitosis



Lunre sertib
CCNE1 Amp
Mutant FBXW7
PKMYT1
Cyclin E
CDK2
Replication stress
Cyclin B
CDK1
Active
Mutant PPP2R1A
ATR
CHK1
CDC25
Camon sertib

[1]ANE poster B057: Gallo et al. Preclinical development of PKMYT1 and ATR inhibitor combinations. ATR, ataxia telangiectasia and Rad-3 related; CDC25, cell division cycle-25; CDK, cyclin-dependent kinase; CHK1, checkpoint kinase 1; PKMYT1, protein kinase, membrane associated tyrosine/threonine 1.

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Lunresertib and camonsertib combination treatment is active in *CCNE1* amplified or *FBXW7* altered tumor models

Combination treatment drives tumor regressions at sub-efficacious single-agent doses

OVCAR3 Ovarian Cancer
CCNE1 amplified CDX model



Vehicle
Lunre 11.7 mg/kg BID 3-on/4-off
Cam 5 mg/kg QD 3-on/4-off
Lunre 11.7 mg/kg + Cam 5 mg/kg
Tumor volume (mm³)
2000
1500
1000
500
0
0
5
10
15
20
25
Time (days)

DLD1 Colorectal Cancer
FBXW7 Knockout CDX model



Vehicle
Lunre 5 mg/kg BID continuous
Cam 10 mg/kg QD 3-on/4-off
Lunre 5 mg/kg + Cam 10 mg/kg
Tumor volume (mm³)
2000
1500
1000
500
0
0
5
10
15
20
25
Time (days)

Camonsertib alone has limited activity in *CCNE1* and *FBXW7* altered *PDX* models*

*Additional internal Repare data, not shown. Free drug exposure of 5-10 mg/kg dose in mouse (AUC or Cmin) are comparable to that at the respective human RP2Ds. 5-on/2-off, 5 days on / 2 days off; 3-on/4-off, 3 days on / 4 days off; AUC, area under the curve; BID, twice daily; Cam, camonsertib; Lunre, lunresertib; QD, once daily; RP2D, recommended phase 2 dose.

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MYTHIC: PKMYT1 inHIbition for the treatment of Cancers (N=126)

Inclusion criteria:

- Patients ≥12 y with solid tumors resistant/intolerant to standard therapy
- Local NGS report (tissue or plasma)*
- Tumors with *CCNE1* amplification**, deleterious *FBXW7* or *PPP2R1A* alterations***
- ECOG PS of 0-2
- Hgb ≥ 9 g/dL
- Platelets ≥ 100 K/uL
- ANC ≥ 1.5 K/uL

Study is ongoing *NCT04855656*

Apr 2021 – Module 1 initiated

May 2022 – Module 2 initiated

Sept 5, 2023 – Data snapshot

Module 1:
Single agent lunresertib
67 patients

Module 2:
Lunresertib with camonsertib
59 patients

✓ **Primary endpoints:**

- Safety and tolerability
- RP2D, schedule

✓ **Other endpoints:**

- PK
- PD in paired tumor biopsies
- Preliminary antitumor activity
- Kinetics of ctDNA

** NGS report centrally reviewed and annotated by Precision Oncology Decision Support (PODS) Group at MDACC. ** CCNE1 amplification (Copy number ≥6). *** Up to 5 patients with endometrial cancer without these alterations were eligible in Module 1. ANC, absolute neutrophil count; ctDNA, circulating tumor DNA; ECOG PS, Eastern Cooperative Oncology Group Performance Status; Hgb, hemoglobin; NGS, next generation sequencing; PD, pharmacodynamics; PK, pharmacokinetics; RP2D, recommended phase 2 dose.*

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MYTHIC: Patient demographics

Similar patient characteristics in monotherapy and combination therapy cohorts

Parameter	(Lun alone) N=67	(Lun + Cam) N= 59
Sex, n (%)		
Male	17 (25.4)	15 (25.4)
Female	50 (74.6)	44 (74.6)
Age (years)		
Median (range)	60 (15, 81)	65 (16, 81)
≥65 years, n (%)	25 (37.3)	30 (50.8)
ECOG PS[a], n (%)		
0	21 (31.3)	23 (39.0)
1/2	44 (65.7) /1 (1.5)	35 (59.3) / 0
Prior lines of therapy, n (%)		
0	1 (1.5)	0
1-2	21 (31.3)	24 (40.7)
3-4	25 (37.3)	24 (40.7)
≥5	20 (29.9)	11 (18.6)
Prior platinum, n (%)	58 (86.6)	51 (86.4)

Parameter	(Lun alone) N=67	(Lun + Cam) N=59
Tumor types, n (%)		
Endometrial[b]	23 (34.3)	17 (28.8)
Colorectal	11 (16.4)	13 (22.0)
Ovarian	11 (16.4)	11 (18.6)
Breast	3 (4.5)	3 (5.1)
Lung	0	3 (5.1)
Other[c]	19 (28.4)	12 (20.3)
Most common genotypes[d], n (%)		
CCNE1	31 (46.3)	20 (33.9)
FBXW7	21 (31.3)	23 (39.0)
PPP2R1A	12 (17.9)	13 (22.0)
PPP2R1A and CCNE1	0	1 (1.7)
PPP2R1A and FBXW7	1 (1.5)	1 (1.7)
FBXW7 and CCNE1	0	1 (1.7)
Unselected endometrial[e]	2 (3)	0

[a]One each, pediatric patient in monotherapy and combination with Lansky Performance Status score 80 and 90, respectively. [b]Includes uterine serous carcinoma, carcinosarcoma, clear cell carcinoma, endometrioid [c]Other tumor types in monotherapy: esophageal (n=2), head and neck (n=3), leiomyosarcoma (n=2), osteosarcoma (n=3) and one each (bladder, brain, cervical, gallbladder, GI, gastroesophageal junction, kidney, melanoma, vulvar); combination therapy: gastroesophageal (n=2), bile duct (n=2), pancreatic (n=2), one each (cervical, liver, melanoma, osteosarcoma, upper GI, and vulvar). [d]4 patients in lun + cam cohort also had ATRi-sensitizing alterations: 2 biallelic and 2 of unknown allelic status. [e]Endometrial patients without CCNE1, FBXW7, or PPP2R1A mutation.

Cam, camonsertib; ECOG PS, Eastern Cooperative Oncology Group Performance Status; GI, gastrointestinal; Lun, lunresertib.

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Multiple doses/schedules of lunresertib tested

5mg to 600mg
QD
Continuous daily
N=34

60mg & 80mg
BID
Continuous daily
N=20

60mg to 140mg
BID
Intermittent weekly*
N=13

Preliminary RP2D range

80mg to 100mg
BID
Intermittent weekly*
N=8

- **Adaptive BOIN design, sufficient cohort sizes to establish MTD/RP2D**
- **QD dose tested first, once half-life known, BID dose was then tested**
- **Continuous and intermittent schedules showed similar activity in preclinical efficacy models**
- **DLT: reversible rash**
- **Intermittent weekly schedule minimized rash****
- **Exposure with and without food was similar at preliminary RP2D**

** 5 days on/2 days off and 3 days on / 4 days off were evaluated. ** Investigation of the mechanism of rash ongoing*
BID, twice daily; BOIN, bayesian optimal interval; DLT, dose-limiting toxicity; MTD, maximum tolerated dose; QD, once daily; RP2D, recommended phase 2 dose

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TRAEs in ≥15% of patients, n (%) All Grades G3 G4 All Grades G3 G4  Rash* 23 (34.3) 5 (7.5) 0 4 (50.0) 0 0 Nausea/Vomiting 21 (31.3) 1 (1.5) 0 2 (25.0) 0 0 Anemia 15 (22.4) 4 (6.0) 0 1 (12.5) 0 0 Fatigue 15 (22.4) 1 (1.5) 0 3 (37.5) 0 0 Lunresertib monotherapy: Treatment related adverse events (TRAEs) Safety profile encouraging Infrequent Grade 3 and no reported Grade 4 TRAEs across all doses evaluated Preliminary RP2D range (80-100mg BID, intermittent) demonstrates encouraging tolerability profile  Favorable tolerability, with manageable AEs Dose reductions limited to 14.9% of patients Rash* improves, as early as 48 hours, with supportive care or lunresertib interruption * Rash terms included: dermatitis contact, eczema, erythema, flushing, pruritis, rash, rash erythematous, rash maculopapular, rash pruritic, skin exfoliation. BID-I, twice daily, intermittent; G, grade; RP2D, recommended phase 2 dose.  All Patients N=67 Limited and reversible low-grade toxicity in monotherapy is encouraging for combination therapies Preliminary RP2D 80-100mg BID-I N=8

Target PK exposures achieved with lunresertib

Cycle 1 - Day 1 PK at 240 mg QD



Lunre QD:
240 mg (N=7)
pCDK1 target
Lunresertib (ng/mL)
1000
100
10
0
6
12
18
24
Time (hr)

Cycle 1 - Day 1 PK at 80 and 100 mg BID



Lunre BID:
80 mg (N=11)
100 mg (N=3)
pCDK1 target
Lunresertib (ng/mL)
1000
100
10
0
2
4
6
8
10
12
Time (hr)

- Human lunresertib PK is linear up to daily doses of 160-240 mg with a half-life of ~9 hours
- PK exposures similar between QD and BID schedules and exceeded the target exposure for inhibition of pCDK1

BID, twice daily; Conc, concentration; pCDK1, phosphorylated cyclin dependent kinase 1; PK, pharmacokinetic; QD, once daily; RP2D, recommended phase 2 dose.

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Lunresertib monotherapy mechanism of action confirmed in paired biopsies pCDK1-Thr14 (Direct Target Inhibition IHC, pCDK1 target -50%*) ƔH2AX (Induction of DNA Damage IHC, ƔH2AX target 2-fold) ƔH2AX PKMYT1 CDK1 Lunre Thr14 DNA damage Pretreatment vs. On-treatment (n=17; p=0.003) Pretreatment vs. On-treatment (n=25; p=0.022) *Due to assay differences, IHC ~50% target inhibition corresponds to ~80% inhibition by ELISA when maximal tumor growth inhibition in preclinical models was recorded. P-values generated using paired samples with Wilcoxon sign rank test comparing +3% pCDK1 and ƔH2AX positive cells pre-treatment vs on-treatment. CDK1, cyclin-dependent kinase 1; ELISA, enzyme linked immunosorbent assay; IHC, immunohistochemistry; Lunre, lunresertib; pCDK1, phosphyorylated cyclin-dependent kinase 1; PKMYT1, protein kinase, membrane associated tyrosine/threonine 1; Thr, threonine. Relative change from baseline (%) 50% 0 −20 −40 −60 −80 −100 Enrollment gene CCNE1 FBXW7 Unselected Enrollment gene FBXW7 PPP2R1A CCNE1 Unselected Relative change from baseline (%) 2-Fold 2000 −250 1250 1000 750 500 250 0 1750 1500

Anti-tumor activity with lunresertib monotherapy FBXW7 PPP2R1A Baseline Left external iliac chain LN TA #1 – Week 6 Overall response: cPR (RECIST) RECIST target lesion decrease -41% Received therapy for 8.3 months Female 73 years old Metastatic recurrent uterine carcinosarcoma & One RECIST responder Mutations Further, 7 patients with <30% tumor shrinkage, and 2 patients with PFS > 6 and 14 months, respectively Lunresertib: 80mg BID-I Right paratracheal LN BID-I, twice daily, intermittent; cPR, confirmed partial response; LN, lymph node; RECIST, Response Evaluation Criteria in Solid Tumors; PFS, progression free survival; RP2D, recommended phase 2 dose; TA, tumor assessment. 3 prior lines of therapy

MYTHIC: PKMYT1 inHIbition for the treatment of Cancers (N=126)

Inclusion criteria:

- Patients ≥12 y with solid tumors resistant/intolerant to standard therapy
- Local NGS report (tissue or plasma)*
- Tumors with *CCNE1* amplification**, deleterious *FBXW7* or *PPP2R1A* alterations
- ECOG PS of 0-1
- Hgb ≥ 10 g/dL
- Platelets ≥ 100 K/uL
- ANC ≥ 1.5 K/uL

Study ongoing *NCT04855656*

Apr 2021	May 2022	Sept 5, 2023
Module 1 initiated	Module 2 initiated	Data snapshot

Module 1:
Single agent lunresertib
67 patients

Module 2:
Lunresertib with camonsertib
59 patients

✓ **Primary endpoints:**

- Safety and tolerability
- RP2D, schedule

✓ **Other endpoints:**

- PK
- PD in paired tumor biopsies
- Preliminary antitumor activity
- Kinetics of ctDNA

** NGS report centrally reviewed and annotated by Precision Oncology Decision Support (PODS) Group at MDACC. ** CCNE1 amplification (Copy number ≥6). ANC, absolute neutrophil count; ctDNA, circulating tumor DNA; ECOG, Eastern Cooperative Oncology Group; Hgb, hemoglobin; NGS, next generation sequencing; PD, pharmacodynamics; PK, pharmacokinetics; RP2D, recommended phase 2 dose.*

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Lunresertib with camonsertib dose escalation

Thorough dose/schedule evaluation

Camonsertib

80mg*
QD
3d on /4d off

+

Lunresertib†

40mg
BID
Continuous
N=5

80mg
BID
3d on/4d off
N=21**

60mg
BID
3d on/4d off
N=15

120mg
QD
Continuous
N=6

240mg
QD
3d on/4d off
N=12

→

RP2D/schedule optimization

Camonsertib

80mg
QD
3d on /4d off

+

Lunresertib

80mg
BID
3d on /4d off

Preliminary RP2D:
N=20

*† Tested doses derived from single agent exposures values. * Of the 59 patients, 57 were given 80mg and 2 patients received 120mg of camonsertib. ** One patient started at the daily dose of lunresertib 80mg QD 3 d on/ 4d off and was later escalated to 80mg BID. BID, twice daily; d, days; QD, once daily; RP2D, recommended phase 2 dose*

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Lunresertib + camonsertib: Treatment related adverse events (TRAEs)

TRAEs in ≥15% of patients, n (%)	All Patients N=59			Preliminary RP2D N=20		
	All Grades	G3	G4	All Grades	G3	G4
Anemia	40 (67.8)	25 (42.4)	0	13 (65.0)	9 (45.0)	0
Nausea/Vomiting	38 (64.4)	0	0	9 (45.0)	0	0
Fatigue	24 (40.7)	0	0	5 (25.0)	0	0
Rash*	23 (39.0)	1 (1.7)	0	7 (35.0)	0	0
Leukopenia	12 (20.3)	2 (3.4)	0	3 (15.0)	0	0
Neutropenia	11 (18.6)	7 (11.9)	2 (3.6)	3 (15.0)	2 (10.0)	0
Headache	9 (15.3)	0	0	3 (15.0)	0	0

- **At the preliminary RP2D:**
  - No Grade 4 TRAEs
  - *Anemia* was the most common TRAE
    - Likely due to synergy and ATRi effect[1]
    - Grade 3 anemia detected early (< 6w) in patients with high-risk features†; others had later onset (> 6w)
    - Did not lead to discontinuations
    - Usually improved with 1w drug hold
  - *Nausea/vomiting*, alleviated with food

- Combination therapy DLT: anemia, rash/mucositis, and neutropenia
- **Preliminary RP2D: lunresertib 80 mg BID + camonsertib 80 mg QD; both 3d on/ 4d off**
  - Weekly or 2 weeks on / 1 week off — **schedule optimization ongoing**
  - Dose of camonsertib is ~50% lower than the monotherapy RP2D

[1] Rosen et al. Development of a practical nomogram for personalized anemia management in patients treated with ataxia telangiectasia and Rad3-related (ATR) inhibitor camonsertib. [in press: Clinical Cancer Research 2023].
*Rash terms included: dermatitis contact, eczema, erythema, flushing, pruritis, rash, rash erythematous, rash maculopapular, rash pruritic, skin exfoliation.
† median values at entry: Hb = 10.7g/dl, previous therapies = 4, median age = 59 y,
ATRi, ataxia telangiectasia and Rad3-related inhibitor; BID, twice daily; G, grade; Hbg, hemoglobin; QD, once daily; RP2D, recommended phase 2 dose; TRAE, treatment-related adverse events; w, week.

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Direct target inhibition (pCDK1-Thr14) is enhanced with combination treatment *Due to assay differences, IHC ~50% target inhibition corresponds to ~80% inhibition by ELISA when maximal tumor growth inhibition in preclinical models was recorded. ATR, ataxia telangiectasia and Rad-3 related; Cam, camonsertib; CDK1, cyclin-dependent kinase 1; Lunre, lunresertib; pCDK1, phosphyorylated cyclin-dependent kinase 1; PKMYT1, protein kinase, membrane associated tyrosine/threonine 1; Thr, threonine. More tumors had a 50% pCDK1 reduction with combination (69%, 11/16) compared to monotherapy (47%, 8/17) Lunresertib monotherapy (n=17) Lunresertib and camonsertib (n=16) PKMYT1 CDK1 cancer cell Thr14 DNA damage ATR Lunre Enrollment gene CCNE1 FBXW7 PPP2R1A 50% Relative change from baseline (%) 20 −100 −80 −60 −40 −20 0 Relative change from baseline (%) 50% 0 −20 −40 −60 −80 −100 Enrollment gene CCNE1 FBXW7 Unselected Cam

Responses to combination observed across tumor types and lunresertib-sensitizing alterations

Tumor type	Genotype	Response	Best % change in TL from BL	Therapy (weeks)	Lines of prior Tx/ prior platinum
Endometrial	*PPP2R1A/FBXW7*	cPR	-55.9	30.4	3/Y
	PPP2R1A/CCNE1	cPR	-53.0	18.1	2/Y
	FBXW7	cPR*	-100.0	11.1+	3/Y
	FBXW7	uPR	-39.6	16.0	3/Y
	FBXW7	uPR*	-44.7	11.4+	3/Y
Ovarian	*CCNE1*	cPR*	-70.2	21.4+	2/Y
	CCNE1†	cPR*	-30.8	12.6+	3/Y
	CCNE1	CA-125	-16.9	29.0+	9/Y
	CCNE1	CA-125	-23.1	37.0+	2/Y
	CCNE1	CA-125	13.6	12.9+	5/Y
Cervical	*PPP2R1A*	cPR*	-44.4	11.0+	1/Y
Colorectal	*FBXW7*	cPR	-43.3	27.6	3/Y
Bile duct	*CCNE1*	cPR	-35.0	28.1	2/Y
Breast	*FBXW7*‡	uPR	-43.8	18.1	2/N

RECIST and tumor marker responses occurred early despite heavily pre-treated, relapsed/refractory patient population

** One response evaluable patient became uPR and four patients had responses confirmed after the Sept. 5, 2023 cutoff, data as of Oct. 6, 2023. Relevant patient tumor co-mutations †BRCA1 rearrangement and ‡BRCA2 biallelic loss. +Treatment ongoing. BL, baseline; cPR, confirmed partial response; RECIST, Response Evaluation Criteria in Solid Tumors; TL, target lesion; Tx, treatment; uPR, unconfirmed partial response.*

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*Efficacy evaluable patients only (≥1 post-baseline tumor assessment). Other tumor types include cervical (n=1), esophageal (n=1), GI (n=1), liver (n=1), lung (n=3), melanoma (n=1), osteosarcoma (n=1), pancreatic (n=2), and upper GI (n=1). CBR: overall response or time on treatment ≥ 16 wk w/o progression; CRC, colorectal cancer; RECIST, Response Evaluation Criteria in Solid Tumors (RECIST) Gynecologic Cancer InterGroup (GCIG); MRR, molecular response rate; OR, overall response based on RECIST or GCIG CA-125 response; RP2D, recommended phase 2 dose. Frequent and deep tumor reductions with lunre + cam combination across multiple tumor types In evaluable patients*, across all tumors/doses: OR: 23.6% (n=55)    CBR: 41.8% (n=55) MRR: 50.0% (n=24) At preliminary RP2D, across all tumors: OR: 33.3% (n=18)   CBR: 50.0% (n=18) CA-125 response Treatment ongoing + Tumor type: Ovarian Endometrial CRC Bile Duct Breast Other Best change from baseline in tumor size (%) 100 −80 80 60 40 20 0 −20 −40 −60 −100

Most patients with gynecologic cancers had tumor reductions with combination treatment * Gynecologic cancers: ovarian, endometrial, and cervical cancers. Data represent the efficacy evaluable population (≥1 post-baseline tumor assessment). CBR, clinical benefit rate; OR, overall response based on RECIST or GCIG CA-125 response; MRR, molecular response rate; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors ; Gynecological Cancer InterGroup (GCIG); RP2D, recommended phase 2 dose. Across all doses (n=26): Overall response: 38.5%; RECIST Response: 26.9% CBR: 57.7%; MRR: 8/10 (80%) At preliminary RP2D (n=10): Overall response: 60%; RECIST Response: 50% CBR: 70% Patients had 1-9 prior therapies (median=3); treatment ongoing in 11 patients; enrollment in expansion cohorts at RP2D continues Meaningful tumor reductions and durable clinical benefit observed in heavily pre-treated patients PR Tumor marker response Treatment ongoing Gynecologic cancers* Efficacy evaluable patients Weeks of treatment 0 4 8 12 16 20 24 28 32 36 40 Best change from baseline in tumor size (%) CA-125 response Treatment ongoing + 60 40 20 0 −20 −40 −60 −80 −100 At preliminary RP2D

Meaningful tumor reductions across lunresertib-sensitizing alterations



Best change from baseline in tumor size (%)
100
80
60
40
20
0
−20
−40
−60
−80
−100
+ Treatment ongoing
Tumor genomic alteration: CCNE1 FBXW7 PPP2R1A

- **OR across all genotypes:**
  - 33.3% in *CCNE1* (n=18)
  - 17.4% in *FBXW7* (n=23)
  - 21.4% in *PPP2R1A* (n=14)
- **CBR is promising across genotypes:**
  - 44% in *CCNE1* (n=18)
  - 35% in *FBXW7* (n=23)
  - 50% in *PPP2R1A* (n=14)
- **MRR:**
  - 40% in *CCNE1* (n=10)
  - 44% in *FBXW7* (n=9)
  - 80% in *PPP2R1A* (n=5)

 # patients with lunresertib-sensitizing co-alterations: 1 each (FBXW7/CCNE1, PPP2R1A/CCNE1, and PPP2R1A/FBXW7). Data represent the efficacy evaluable patient population with ≥ 1 post-baseline tumor assessment. CBR, clinical benefit rate; MRR, molecular response rate; OR, *overall response based on RECIST or GCIG CA-125 response.*

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Clinical benefit: Combination treatment across lunresertib-sensitizing alterations and doses OR across all genotypes: 33.3% in CCNE1 (n=18) 17.4% in FBXW7 (n=23) 21.4% in PPP2R1A (n=14) CBR is promising across genotypes: 44% in CCNE1 (n=18) 35% in FBXW7 (n=23) 50% in PPP2R1A (n=14) Treatment ongoing in 16 patients Efficacy and tolerability assessments continue to optimize RP2D in tumor- and alteration-selected expansions # patients with lunresertib-sensitizing co-alterations : 1 each (FBXW7/CCNE1, PPP2R1A/CCNE1, and PPP2R1A/FBXW7). Data represent the efficacy evaluable patient population (≥ post-baseline tumor assessment). CBR, clinical benefit rate; OR, overall response based on RECIST or GCIG CA-125 response; PR, partial response; TL, target lesion; RP2D, recommended phase 2 dose. PR Tumor marker response Treatment ongoing, best % change in TL Tumor genomic alteration: CCNE1 FBXW7 PPP2R1A -1.0 -23.1 -16.9 -20.0 -79.2 -0.7 -38.9 -7.3 -7.3 -8.3 13.6 -30.8 -14.9 -12.8 -100 -17.4 Weeks of treatment Efficacy evaluable patients 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 # # #

Significantly higher molecular responses confirm the benefit of combination treatment Molecular responses were observed across lunresertib-sensitizing molecular alterations1 1ANE poster B057: Gallo et al. Molecular response: ≥ 50% decline in mVAF assessed by Tempus xF and Tempus xF+ gene panels for patients with detectable somatic alterations in monotherapy and combination therapy, respectively; best mVAFR capped at +100%. p-value of monotherapy vs. combination therapy determined using chi-squared test. MRR, molecular response rate; mVAFR, mean variant allele frequency ratio. Lunresertib + camonsertib Lunresertib monotherapy Molecular response rate in combination therapy was significantly higher than with monotherapy (p=0.003) CCNE1 FBXW7 PPP2R1A MRR: 12/24 (50%) MRR: 3/30 (10%) CCNE1 FBXW7 PPP2R1A Unselected Best mVAFR (%) 100 50 0 −50 −100 Best mVAFR (%) 100 50 0 −50 −100

Early response in recurrent FBXW7 mutated colorectal adenocarcinoma

Male
63 years old

Recurrent colorectal adenocarcinoma

FBXW7
Mutation

TP53 mut

3 prior lines of therapy

Lunre 240mg QD 3/4
Cam 80mg QD 3/4

Left para-aortic lymph node

Baseline | TA - 6 weeks | TA - 12 weeks



Pre-treatment | On-treatment

pCDK1-Thr14

γH2AX



ctDNA Dynamics


Gene alteration:
ALK p.L1118F
APC p.A1485fs
APC p.E984*
FANCA p.L1167F
FBXW7 p.R505C
H3F3A p.HA114HG
TP53 p.R213*
Allele frequency
6%
4%
2%
0%
0
10
20
30
40
Time on treatment (days)

- Overall response: cPR (RECIST)
- RECIST target lesion decrease -43.3%
- Received therapy for 27.6 weeks

3/4, 3 days on/4 days off; cPR, confirmed partial response; ctDNA, circulating tumor DNA; RECIST, Response Evaluation Criteria in Solid Tumors; QD, once daily; RP2D, recommended phase 2 dose; TA, tumor assessment; Thr, threonine.

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Gradual response heralded by CA-125 decrease; recurrent *CCNE1* amplified ovarian cancer

Female
56 years old

High grade serous ovarian carcinoma

CCNE1
Amplification

TP53 mut

2 prior lines of therapy

RP2D:
Lunre 80mg BID 3/4
Cam 80mg QD 3/4

Tumor assessment



Baseline
6 wks
12 wks
18 wks
T01 Peritoneum
Size
LA: 1.6 cm
LA: 0.7 cm
LA: 0.5 cm
LA: 0.7 cm
T02 Peritoneum
Size
LA: 2.0 cm
LA: 1.3 cm
LA: 1.0 cm
LA: 1.0 cm
Pelvis
Size
LA: 2.1 cm
LA: 1.2 cm
Images not available in RECIST report
No visible lesion reported
Images not available in RECIST report
No visible lesion reported

CA-125 dynamics



CA-125 (U/mL)
450
400
350
300
250
200
150
100
50
0
0 3 6 9 12 15 18
Weeks on study

ctDNA dynamics



Gene alteration:
ARID1B p.Q122_Q128dup
CIC p.N1133fs
RET p.EV62DL
TP53 p.R280*
Allele frequency
15%
10%
5%
0%
0 5 10 15 20
Time on treatment (days)

- Overall response: cPR (RECIST)
- RECIST target lesion decrease -70.2%
- Therapy ongoing for >21 weeks

3/4, 3 days on/4 days off; cPR, confirmed partial response; ctDNA, circulating tumor DNA; RECIST, Response Evaluation Criteria in Solid Tumors; QD, once daily; RP2D, recommended phase 2 dose.

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Prompt response in recurrent cervical carcinosarcoma with a PPP2R1A mutation Female 66 years old Recurrent cervical carcinosarcoma Mutation RP2D: Lunre 80mg BID 3/4 Cam 80mg QD 3/4 T01 Lymph node external iliac left PPP2R1A Baseline 6 weeks 12 weeks Tumor assessment CA-125 dynamics Overall response: cPR (RECIST) RECIST target lesion decrease -44.4% Therapy ongoing at 11 weeks 3/4, 3 days on/4 days off; BID, twice daily; CN, copy number; cPR, confirmed partial response; RECIST, Response Evaluation Criteria in Solid Tumors; QD, once daily; RP2D, recommended phase 2 dose; TA, tumor assessment. 1 prior line of therapy MYC amp TP53 mut

Conclusions & Lunresertib Development Plan Maria Koehler, MD, PhD, Chief Medical Officer

Lunresertib: MYTHIC Preliminary Phase 1 Trial Results (M1: Monotherapy) (M2: Camonsertib Combination Therapy) MONOTHERAPY Safe, well tolerated, and anti-tumor activity established (N=67) Recommended Phase 2 dose: 80 to 100mg twice daily in intermittent schedule CAMONSERTIB COMBINATION THERAPY Safe, well tolerated, and promising anti-tumor activity across tumors and lunresertib-sensitizing genomic alterations (N=59) 23.6% OR; 41.8% CBR in efficacy-evaluable patients (N=55)  33.3% OR; 50.0% CBR at preliminary RP2D range, across all tumors (N=18) 38.5% OR; 57.7% CBR in patients with heavily pre-treated gynecologic cancers (N=26); 50% RECIST response at preliminary RP2D (N=10) Preliminary recommended Phase 2 dose: Lunresertib 80mg twice daily and camonsertib 80mg once daily, dose/schedule optimization ongoing OR, overall response; CBR, clinical benefit rate; RP2D, recommended phase 2 dose.

Lunresertib + camonsertib combination therapy (additional data) MYTHIC is a dose finding Phase 1 study: Preliminary RP2D range identified, schedule optimization ongoing. RP2D is important; only 18 pts were treated at preliminary RP2D range. Anemia is the primary tolerability issue to alleviate. Our experience* and our emerging understanding of the anemia promises a range of simple solutions for patients. Gynecological cancers are the largest trial population with strongest signal so far. We expect a robust signal at refined dose and schedule with increasing patient numbers. We are highly interested in multiple other tumors. Numerous opportunities and nothing is off the table. *Rosen et al. Development of a practical nomogram for personalized anemia management in patients treated with ataxia telangiectasia and Rad3-related (ATR) inhibitor camonsertib. [in press: Clinical Cancer Research 2023]. RP2D, recommended phase 2 dose.

Treatment at preliminary RP2D increases efficacy

Gynecologic cancers provide most robust example of criticality of sufficient exposure

Gynecologic Cancers Only: N (%)	RP2D (N=10)	Non-RP2D (N=16)
Overall Response (RECIST/CA-125)	6 (60.0%)	4 (25.0%)
RECIST response (confirmed+unconfirmed) **	5 (50.0%)	2 (12.5%)
CBR	7 (70.0%)	8 (50.0%)
Therapy Ongoing Without PD	5 (50%)	5 (31.3%)

Most doses were below daily RP2D exposure

More patients still ongoing at RP2D level

Patient split between RP2D and Non-RP2D reflects thorough dose finding; only most recent patients at RP2D exposures.

Enrollment now open in multiple tumor expansions with RP2D optimization

*Efficacy evaluable patients (>=1 post-baseline tumor assessment); Sept 5 database; Gyn includes endometrial, ovarian, and cervical.
** additional endometrial cancer with uPR after data base lock for total of 6 RECIST responders.

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Anemia likely a result of synergistic combination effect Mostly a sole, manageable event, suggestive of narrow bone marrow effect Dose optimization and individualized patient management now in place: Maintain RP2D weekly in patients without anemia Early onset: schedule adjustment Late onset: “on demand” modifications Gr 3 anemia at RP2D reflects higher risk population 8/9 pts w Gr3 anemia entered study with anemia; median Hb=10.7g/dL Median age 59y, 3 were >70 years old Median previous therapies was 4 Assessment of this approach and dose/schedule optimization is ongoing  Anemia patterns understood and manageable Worst Grade of Treatment-Related Anemia No treatment-related anemia No treatment-related anemia or Grade 1 Grade 3 Grade 2 Shorter time to peak anemia (cycles 1-2) Longer time to peak Anemia (cycles 3+) Grade 3 Grade 2 840 720 560 480 360 Lunre weekly dose <=10-11 11-11.9 12-12.9 >=13 Baseline Hgb G3 Gr2 Gr 1/ no anemia Treatment-Related Anemia Lunre Baseline   1 2 3 4 5 6 7+                           Lunre Baseline   1 2 3 4 5 6 7+                                                   Cycle Cycle Cycle Lunre Baseline   1 2 3 4 5 6 7+                                           Camonsertib dose evaluated was 80mg in all patients *Rosen et al. Development of a practical nomogram for personalized anemia management in patients treated with ataxia telangiectasia and Rad3-related (ATR) inhibitor camonsertib. [in press: Clinical Cancer Research 2023].

Most patients with gynecologic cancers had tumor reductions with combination treatment * Gynecologic cancers: ovarian, endometrial, and cervical cancers. Data represent the efficacy evaluable population (≥1 post-baseline tumor assessment). CBR, clinical benefit rate; OR, overall response based on RECIST or GCIG CA-125 response; MRR, molecular response rate; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors ; Gynecological Cancer InterGroup (GCIG); RP2D, recommended phase 2 dose. Across all doses (n=26): Overall response: 38.5%; RECIST Response: 26.9% CBR: 57.7%; MRR: 8/10 (80%) At preliminary RP2D (n=10): Overall response: 60%; RECIST Response: 50% CBR: 70% Patients had 1-9 prior therapies (median=3); treatment ongoing in 11 patients; enrollment in expansion cohorts at RP2D continues Meaningful tumor reductions and durable clinical benefit observed in heavily pre-treated patients PR Tumor marker response Treatment ongoing Gynecologic cancers* Efficacy evaluable patients Weeks of treatment 0 4 8 12 16 20 24 28 32 36 40 Best change from baseline in tumor size (%) CA-125 response Treatment ongoing + 60 40 20 0 −20 −40 −60 −80 −100 At preliminary RP2D

Small #pts in 11 different tumors 1/3 of patients with NSCLC have 10m PFS 1/3 of patients with upper GI cancer have 10m PFS 1/2 of patients with cholangio: cPR 1/3 of patients with breast cancer: uPR, continuous target lesion shrinkage Opportunity across multiple tumor types: emerging signals from Phase 1 trial – non gynecologic tumors Time on treatment by tumor type (>=1 post-baseline tumor assessment) Multiple development options: Additional investigation ongoing Multiple PPP2R1A FBXW7 CCNE1 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 Breast Melanoma Lung Lung Pancreatic Upper GI Esophageal Bone Pancreatic Bile Duct Liver Breast Breast Bile Duct Lung Gastric PR, confirmed PR, unconfirmed Ongoing Tumor CRC of keen interest: N=13, only 4 at RP2D, one cPR, 4 treated >16 weeks, including one for >1 year

Evolving broad trial program: sponsored and collaborative

Key inclusion criteria:

Recurrent solid tumors

CCNE1

amplification or

PPP2R1A

FBXW7

inactivating mutations

Lunresertib Combination Therapy

- MAGNETIC: + Gemcitabine
- MYTHIC: + Camonsertib
- MINOTAUR: + FOLFIRI
- IST: + CCTG[1]
- IST: + Carbo/paclitaxel[2]
- 4 collaboration trials in advanced discussion

Determine RP2D dose / schedule

Progress to late-stage trials

Future Opportunities

Selected tumors with amplified CCNE1	Ovarian, Lung, Esophageal / Gastric
Selected tumors with FBXW7 loss	CRC, Other GI, Pan Tumor
Tumors with high rate of sensitivity genes	Endometrial, Bladder
Basket trial	Breast, Sarcoma, Bile Duct

[1] Canadian Clinical Trial Group (CCTG) collaborations include NCT05605509 and NCT05601440.
[2] SOC for 1st line ovarian cancer is carbo/paclitaxel (6 cycles) + PARPi maintenance therapy or carbo/paclitaxel with bevacizumab + bev maintenance therapy; this IST supports future potential 1st line combination studies as triplet therapy in patients with CCNE1 amplified tumors.

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Oncology and patient communities taking high interest in emerging data accelerating the expansion of lunresertib development as MYTHIC moves ahead MYTHIC trial: Key takeaways and next steps Validated lunresertib mechanism of action and SNIPRx preclinical patient selection approach Safety, tolerability, early efficacy signals confirmed in camonsertib combination therapy 50% RECIST response observed in camonsertib combination in 10 pts in largest cohort (gynecological tumors) at preliminary RP2D, underscoring high opportunity in other tumor types we are now enrolling MYTHIC trial expanded to evaluate combination therapy in patients with select tumor types and genomic alterations; Expect to report additional data in 2H 2024 Clear understanding of anemia pattern facilitates patient friendly, simple management; Update 2024

Upcoming Catalysts Lloyd M. Segal, President & CEO

Upcoming milestones 2H 2024 2H 2023 1H 2024 Camonsertib Phase 2 TAPISTRY trial initiation Lunresertib + carboplatin/paclitaxel combination Phase 1 IST initiation RP-1664 and RP-3467 (Polθi) focused investor event RP-1664 clinical trial initiation Initial lunresertib + FOLFIRI combination Phase 1 data RP-3467 (Polθi) clinical trial initiation Lunresertib + gemcitabine combination Phase 1 data Lunresertib + camonsertib combination Phase 1 data (expansion cohorts)

Q&A Lloyd M. Segal President & CEO Timothy Yap, MBBS, PhD, FRCP Principal Investigator, MYTHIC Trial Maria Koehler, MD, PhD Chief Medical Officer Steve Forte, CPA Chief Financial Officer Mike Zinda, PhD Chief Scientific Officer

Insight that enriches. Precision that empowers. Lunresertib MYTHIC Clinical Trial Update October 13, 2023